                                                                    EXHIBIT 20.2

                                                                       EXHIBIT C

FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

      The information which is required to be prepared with respect to the Distribution Date of October 20, 1998 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      basis of $1,000 Original Certificate Principal Amount)
      ------------------------------------------------------

      1   The amount of the current monthly distribution in
          respect of Class A Monthly Principal. . . . . . . . . . . . . . .              0.00
                                                                             -----------------

      2   The amount of the current monthly distribution in
          respect of Class B Monthly Principal. . . . . . . . . . . . . . .     24,546,000.00
                                                                             -----------------

      3   The amount of the current monthly distribution in
          respect of Collateral Monthly Principal. . . . . . . . . . . . .      10,909,110.00
                                                                             -----------------

      4   The amount of the current monthly distribution in
          respect of Class A Monthly Interest. . . . . . . . . . . . . . .               0.00
                                                                             -----------------

      5   The amount of the current monthly distribution in
          respect of Class A Deficiency Amounts. . . . . . . . . . . . . .               0.00
                                                                             -----------------

      6   The amount of the current monthly distribution in
          respect of Class A Additional Interest. . . . . . . . . . . . . .              0.00
                                                                             -----------------

      7   The amount of the current monthly distribution in
          respect of Class B Monthly Interest. . . . . . . . . . . . . . .         115,274.40
                                                                             -----------------

      8   The amount of the current monthly distribution in
          respect of Class B Deficiency Amounts. . . . . . . . . . . . . .               0.00
                                                                             -----------------

      9   The amount of the current monthly distribution in
          respect of Class B Additional Interest. . . . . . . . . . . . . .              0.00
                                                                             -----------------


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


      10  The amount of the current monthly distribution in
          respect of Collateral Monthly Interest. . . . . . . . . . . . . .         26,933.49
                                                                             -----------------

      11  The amount of the current monthly distribution in
          respect of any accrued and unpaid Collateral
          Monthly Interest   . . . . . . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1   Collection of Principal Receivables
          -----------------------------------

          (a)   The aggregate amount of Principal Collections
                processed during the related Monthly Period
                which were allocated in respect of the
                Class A Certificates. . . . . . . . . . . . . . . . . . . .      9,114,663.18
                                                                             -----------------

          (b)   The aggregate amount of Principal Collections
                processed during the related Monthly Period
                which were allocated in respect of the
                Class B Certificates. . . . . . . . . . . . . . . . . . . .      2,314,832.10
                                                                             -----------------

          (c)   The aggregate amount of Principal Collections
                processed during the related Monthly Period
                which were allocated in respect of the
                Collateral Interest. . . . .. . . . . . . . . . . . . . . .      1,514,162.75
                                                                             -----------------

      2   Principal Receivables in the Trust
          ----------------------------------

          (a)   The aggregate amount of Principal
                Receivables in the Trust as of the end of the
                day on the last day of the related Monthly
                Period (ending Principal balance). . . . . . . . . . . . .   2,032,994,109.19
                                                                             -----------------

          (b)   The amount of Principal Receivables in the
                Trust represented by the Investor Interest of
                Series 1996-2 as of the end of the day on the
                last day of the related Monthly Period. . . . . . . . . . .    340,601,868.07
                                                                             -----------------

          (c)   The amount of Principal Receivables in the
                Trust represented by the Series 1996-2
                Adjusted Investor Interest as of the end of the
                day on the last day of the related Monthly
                Period. . .  . . . . . . . .. . . . . . . . . . . . . . . .              0.40
                                                                             -----------------

          (d)   The amount of Principal Receivables in the
                Trust represented by the Class A Investor
                Interest as of the end of the day on the last
                day of the related Monthly Period. . . . . . . . . . . . .               0.00
                                                                             -----------------

          (e)   The amount of Principal Receivables in the
                Trust represented by the Class A Adjusted
                Investor Interest as of the end of day on the
                last day of the related Monthly Period. . . . . . . . . . .              0.00
                                                                             -----------------

          (f)   The amount of Principal Receivables in the
                Trust represented by the Class B Investor
                Interest as of the end of the day on the last
                day of the related Monthly Period. . . . . . . . . . . . .      24,546,000.00
                                                                             -----------------

          (g)   The amount of Principal Receivables in the
                Trust represented by the Collateral Interest as
                of the end of the day on the last day of the
                related Monthly Period. . . . . . . . . . . . . . . . . . .     10,909,110.00
                                                                             -----------------

          (h)   The Floating Investor Percentage with respect
                to the related Monthly Period. . . . . . . . . . . . . . .              6.77%
                                                                             -----------------

          (i)   The Class A Floating Allocation with respect
                to the related Monthly Period. . . . . . . . . . . . . . .             70.42%
                                                                             -----------------

          (j)   The Class B Floating Allocation with respect
                to the related Monthly Period. . . . . . . . . . . . . . .             17.88%
                                                                             -----------------

          (k)   The Collateral Floating Allocation with respect
                to the related Monthly Period. . . . . . . . . . . . . . .             11.70%
                                                                             -----------------

          (l)   The Fixed Investor Percentage with respect to
                the related Monthly Period. . . . . . . . . . . . . . . . .            17.93%
                                                                             -----------------

          (m)   The Class A Fixed Allocation with respect to
                the related Monthly Period. . . . . . . . . . . . . . . . .            82.50%
                                                                             -----------------

          (n)   The Class B Fixed Allocation with respect to
                the related Monthly Period. . . . . . . . . . . . . . . . .             6.75%
                                                                             -----------------

          (o)   The Collateral Fixed Allocation with respect to
                the related Monthly Period. . . . . . . . . . . . . . . . .            10.75%
                                                                             -----------------

      3   Rebate Accounts
          ---------------

          The aggregate amount of                          Aggregate          Percentage of
          Receivables arising in                            Account            Total Trust
          Rebate Accounts with respect                      Balance            Receivables
          to the related Monthly Account                    -------            -----------
          Receivables                                    58,219,910.03                  2.76%
                                                       ---------------------------------------

      4   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                         Aggregate            Percentage of
                                                          Account                 Total
                                                          Balance              Receivables
                                                          -------              -----------

          (a)   35 - 64 days:. . . . . . . .            28,546,973.30                   1.35%
                                                       ---------------------------------------
          (b)   65 - 94 days:. . . . . . . .            14,181,746.99                   0.67%
                                                       ---------------------------------------
          (c)   95 - 124 days:. . . . . . .             10,057,594.54                   0.48%
                                                       ---------------------------------------
          (d)   125 - 154 days:. . . . . . .             8,343,538.32                   0.40%
                                                       ---------------------------------------
          (e)   155 - or more days:. . .                 7,065,768.33                   0.33%
                                                       ---------------------------------------
                             Total                      68,195,621.48                   3.23%
                                                       ---------------------------------------

      5   Investor Default Amount
          -----------------------

          (a)   The Aggregate Investor Default Amount for
                the related Monthly Period. . . . . . . . . . . . . . . . .        517,209.11
                                                                             -----------------

          (b)   The Class A Investor Default Amount for
                the related Monthly Period. . . . . . . . . . . . . . . . .        364,208.23
                                                                             -----------------

          (c)   The Class B Investor Default Amount for
                the related Monthly Period. . . . . . . . . . . . . . . . .         92,497.21
                                                                             -----------------

          (d)   The Collateral Default Amount for
                the related Monthly Period. . . . . . . . . . . . . . . . .         60,503.67
                                                                             -----------------

      6   Investor Charge Offs
          --------------------

          (a)   The aggregate amount of Class A Investor
                Charge Offs for the related Monthly Period. . . . . . . . .              0.00
                                                                             -----------------

          (b)   The aggregate amount of Class A Investor
                Charge Offs set forth in 5(a) above per $1,000
                of original certificate principal amount. . . . . . . . . .              0.00
                                                                             -----------------

          (c)   The aggregate amount of Class B Investor
                Charge Offs for the related Monthly Period. . . . . . . . .              0.00
                                                                             -----------------

          (d)   The aggregate amount of Class B Investor
                Charge Offs set forth in 5(c) above per $1,000
                of original certificate principal amount. . . . . . . . . .              0.00
                                                                             -----------------

          (e)   The aggregate amount of Collateral
                Charge Offs for the related Monthly Period. . . . . . . . .              0.00
                                                                             -----------------

          (f)   The aggregate amount of Collateral Charge-
                Offs set forth in 5(e) above per $1,000 of
                original certificate principal amount. . . . . . . . . . .               0.00
                                                                             -----------------

          (g)   The aggregate amount of Class A Investor
                Charge Offs reimbursed on the Transfer Date
                immediately preceding this Distribution Date. . . . . . . .              0.00
                                                                             -----------------

          (h)   The aggregate amount of Class A Investor
                Charge Offs set forth in 5(g) above per $1,000
                original certificate principal amount reimbursed
                on the Transfer Date immediately preceding
                this Distribution Date. . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (i)   The aggregate amount of Class B Investor
                Charge Offs reimbursed on the Transfer
                Date immediately preceding this Distribution
                Date. . . . .. . . . . . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (j)   The aggregate amount of Class B Investor
                Charge Offs set forth in 5(i) above per $1,000
                original certificate principal amount
                reimbursed on the Transfer Date
                immediately preceding this Distribution Date. . . . . . . .              0.00
                                                                             -----------------

          (k)   The aggregate amount of Collateral Charge
                Offs reimbursed on the Transfer Date
                immediately preceding this Distribution Date. . . . . . . .              0.00
                                                                             -----------------

          (l)   The aggregate amount of Class B Investor
                Charge Offs set forth in 5(i) above per $1,000
                original certificate principal amount
                reimbursed on the Transfer Date
                immediately preceding this Distribution Date. . . . . . . .              0.00
                                                                             -----------------

      7   Investor Servicing Fee
          ----------------------

          (a)   The amount of the Class A Servicing Fee
                payable by the Trust to the Servicer for the
                related Monthly Period. . . . . . . . . . . . . . . . . . .        100,677.08
                                                                             -----------------

          (b)   The amount of the Class B Servicing Fee
                payable by the Trust to the Servicer for the
                related Monthly Period. . . . . . . . . . . . . . . . . . .         25,568.75
                                                                             -----------------

          (c)   The amount of the Collateral Servicing Fee
                payable by the Trust to the Servicer for the
                related Monthly Period. . . . . . . . . . . . . . . . . . .         16,724.86
                                                                             -----------------


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
          (d)   the amount of Servicer Interchange payable
                by the Trust to the Servicer for the related
                Monthly Period. . . . . . . . . . . . . . . . . . . . . . .         85,782.42
                                                                             -----------------

      8   Reallocations
          -------------

          (a)   The amount of Reallocated Collateral
                Principal Collections with respect to this
                Distribution Date. . . . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (b)   The amount of Reallocated Class B
                Principal Collections with respect to this
                Distribution Date. . . . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (c)   The Collateral Interest as of the close of
                business on this Distribution Date. . . . . . . . . . . . .              0.00
                                                                             -----------------

          (d)   The Class B Investor Interest as of the close of
                business on this Distribution Date. . . . . . . . . . . . .              0.00
                                                                             -----------------

      9   Collection of Finance Charge Receivables
          ----------------------------------------

          (a)   The aggregate amount of Collections of
                Finance Charge Receivables processed
                during the related Monthly Period which were
                allocated in respect of the Class A Certificates. . . . . .      1,696,865.25
                                                                             -----------------

          (b)   The aggregate amount of Collections of
                Finance Charge Receivables processed
                during the related Monthly Period which were
                allocated in respect of the Class B Certificates. . . . . .        429,871.98
                                                                             -----------------

          (c)   The aggregate amount of Collections of
                Finance Charge Receivable processed
                during the related Monthly Period which were
                allocated in respect of the Collateral Interest. . . . . . .       281,185.03
                                                                             -----------------

      10  Principal Funding Account
          -------------------------

          (a)   The principal amount on deposit in the
                Principal Funding Account on the related
                Transfer Date. . . . . . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (b)   The Accumulation Shortfall with respect to
                the related Monthly Period  . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (c)   The Principal Funding Investment Proceeds
                deposited in the Finance Charge Account on
                the related Transfer Date   . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------


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
          (d)   The amount of all or the portion of the
                Reserve Draw Amount deposited in the
                Finance Charge Account on the related
                Transfer date from the Reserve Account. . . . . . . . . . .              0.00
                                                                             -----------------

      11  Reserve Draw Amount               . . . . . . . . . . . . . . . .              0.00
          -------------------                                                -----------------

      12  Available Funds
          ---------------

          (a)   The amount of Class A Available Funds on
                deposit in the Finance Charge Account on
                the related Transfer Date   . . . . . . . . . . . . . . . .      1,696,865.25
                                                                             -----------------

          (b)   The amount of Class B Available Funds on
                deposit in the Finance charge Account on
                the related Transfer Date   . . . . . . . . . . . . . . . .        429,871.98
                                                                             -----------------

          (c)   The amount of Collateral Available Funds on
                deposit in the Finance Charge Account on
                the related Transfer Date   . . . . . . . . . . . . . . . .        281,185.03
                                                                             -----------------

      13  Portfolio Yield
          ---------------

          (a)   The Portfolio Yield for the related Monthly
                Period. . . . . . . . . . .  . . . . . . . . . . . . . . .             17.28%
                                                                             -----------------

          (b)   The Portfolio Adjusted Yield for the related
                Monthly Period. . . . . . . . . . . . . . . . . . . . . . .            10.32%
                                                                             -----------------

C.    Floating Rate Determinations
      ----------------------------

      1   LIBOR for the Interest Period ending on this
          Distribution Date   . . . . . . .  . . . . . . . . . . . . . . .           5.58984%
                                                                             -----------------

      2   Number of days in this interest period. . . . . . . . . . . . . .                29
                                                                             -----------------

      3   Interest Factor. . . . . . . . . .. . . . . . . . . . . . . . . .          0.12433%
                                                                             -----------------

D.    CUSIP Numbers
      -------------

      1   Class A. . .. . . .. . . . . . . .. . . . . . . . . . . . . . . .         337365AC4
                                                                             -----------------

      2   Class B. . .. . . .. . . . . . . .. . . . . . . . . . . . . . . .         337365AD2
                                                                             -----------------


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                                            FIRST UNION DIRECT BANK, N.A.
                                            SERVICER




                                            By: /s/ JAMES L. WIECZOREK, JR.
                                            ---------------------------------



                                            James L. Wieczorek, Jr.
                                            Assistant Vice President
                                            First Union Direct Bank, N.A.



                                       8